SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 30, 2014 (October 27, 2014)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On October 27, 2014 (the “Closing Date”), Dynegy Finance I, Inc., a Delaware corporation (the “Duke Escrow Issuer”), and Dynegy Finance II, Inc., a Delaware corporation (the “EquiPower Escrow Issuer” and, together with the Duke Escrow Issuer, the “Escrow Issuers”), each a wholly-owned subsidiary of Dynegy Inc., a Delaware corporation (the “Company”), completed concurrent offerings of $840,000,000 in aggregate principal amount of the Duke Escrow Issuer’s 6.75% senior notes due 2019 (the “Finance I 2019 Notes”), $1,260,000,000 in aggregate principal amount of the EquiPower Escrow Issuer’s 6.75% senior notes due 2019 (the “Finance II 2019 Notes”), $700,000,000 in aggregate principal amount of the Duke Escrow Issuer’s 7.375% senior notes due 2022 (the “Finance I 2022 Notes”), $1,050,000,000 in aggregate principal amount of the EquiPower Escrow Issuer’s 7.375% senior notes due 2022 (the “Finance II 2022 Notes”), $500,000,000 in aggregate principal amount of the Duke Escrow Issuer’s 7.625% senior notes due 2024 (the “Finance I 2024 Notes” and, together with the Finance I 2019 Notes and the Finance I 2022 Notes, the “Finance I Notes”) and $750,000,000 in aggregate principal amount of the EquiPower Escrow Issuer’s 7.625% senior notes due 2024 (the “Finance II 2024 Notes” and, together with the Finance II 2019 Notes and the Finance II 2022 Notes, the “Finance II Notes”).  The Finance I 2019 Notes and the Finance II 2019 Notes are collectively referred to herein as the “2019 Notes.”  The Finance I 2022 Notes and the Finance II 2022 Notes are collectively referred to herein as the “2022 Notes.”  The Finance I 2024 Notes and the Finance II 2024 Notes are collectively referred to herein as the “2024 Notes.”  The Finance I Notes and the Finance II Notes are collectively referred to herein as the “Notes.”  The Notes were sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in accordance with Regulation S under the Securities Act.

Unit Agreements

On October 27, 2014, in connection with the issuance of the Notes, the Escrow Issuers entered into Unit Agreements with Wilmington Trust, National Association, as unit agent (the “Unit Agent”), each separately governing the 2019 Notes (the “2019 Unit Agreement”), the 2022 Notes (the “2022 Unit Agreement”) and the 2024 Notes (the “2024 Unit Agreement” and, together with the 2019 Unit Agreement and the 2022 Unit Agreement, the “Unit Agreements”), pursuant to which (i) the 2019 Notes were initially issued in the form of $2,100,000,000 in aggregate principal amount of Units due 2019 (the “Units due 2019”), each Unit due 2019 consisting of (x) $2,000 principal amount of Finance I 2019 Notes and (y) $3,000 principal amount of Finance II 2019 Notes, (ii) the 2022 Notes were initially issued in the form of $1,750,000,000 in aggregate principal amount of Units due 2022 (the “Units due 2022”), each Unit due 2022 consisting of (x) $2,000 principal amount of Finance I 2022 Notes and (y) $3,000 principal amount of Finance II 2022 Notes and (iii) the 2024 Notes were initially issued in the form of $1,250,000,000 in aggregate principal amount of Units due 2024 (the “Units due 2024” and, together with the Units due 2019 and the Units due 2022, the “Units”), each Unit due 2024 consisting of (x) $2,000 principal amount of Finance I 2024 Notes and (y) $3,000 principal amount of Finance II 2024 Notes.

Pursuant to the terms of the Unit Agreements, Finance I Notes and the Finance II Notes shall not be separately transferable until (i) the closing of the Company’s previously announced acquisition of ownership interests in certain Midwest generation assets from Duke Energy Corporation (the “Duke Midwest Assets Acquisition”) with respect to the Finance I Notes or the closing of the Company’s previously announced acquisition of EquiPower Resources Corp and Brayton Point Holdings, LLC from Energy Capital Partners (the “EquiPower Acquisition”) with respect to the Finance II Notes, (ii) an automatic exchange under the applicable Indenture (as defined below) or (iii) following certain events of default as set forth in each of the Indentures.

The above description of the Unit Agreements is qualified in its entirety by the full text of each agreement, copies of which are attached hereto as Exhibits 4.1, 4.2 and 4.3.

Escrow Agreement

On October 27, 2014, the Escrow Issuers entered into an escrow agreement (the “Escrow Agreement”) among the Escrow Issuers and Wilmington Trust, National Association, as trustee under the indentures governing each series of Notes (each an “Indenture” and collectively, the “Indentures”) (in such capacity, the “Trustee”) and Wilmington Trust, National Association, as escrow agent (in such capacity, the “Escrow Agent”). Pursuant to the Escrow Agreement, the Escrow Issuers have caused to be deposited the net proceeds of the sale of the Notes into separate accounts, which will be held in escrow until the date the escrow conditions for the applicable Notes (the “Escrow Conditions”) are satisfied.  The Company has also deposited funds in the separate accounts sufficient to pay for any escrow fees and interest on the applicable Notes up to, and including, November 28, 2014.  Until the earlier of an applicable special mandatory redemption under the Escrow Agreement and satisfaction of the applicable Escrow Conditions, interest will be paid on the applicable Notes out of the escrow accounts on each interest payment date.  Among other things, the Escrow Conditions include the occurrence of the Duke Midwest Assets Acquisition with respect to the Finance I Notes or the occurrence of the EquiPower Acquisition with respect to the Finance II Notes, the merger of the applicable Escrow Issuer with and into the

Company (with the Company as the surviving entity), the assumption by the Company of all of the obligations of the applicable Escrow Issuer under the applicable Notes, the applicable Indentures and the Registration Rights Agreement (as defined below) and certain of the Company’s subsidiaries becoming parties to the Indentures and the Registration Rights Agreement as guarantors and issuing guarantees of the Notes.

Amounts in the escrow accounts will be pledged to the Trustee for its benefit and for the benefit of the applicable noteholders and, upon satisfaction of the Escrow Conditions, will be released to pay the a portion of the Duke Midwest Assets Acquisition (the date of such release, the “Duke Midwest Escrow Release Date”) or EquiPower Acquisition purchase price (the date of such release, the “EquiPower Escrow Release Date”), as applicable, and to pay fees and expenses. If the Escrow Conditions are not satisfied on or prior to August 24, 2015 (the “Duke Midwest Assets Acquisition Deadline”) with respect to the Finance I Notes, or such earlier date as the Escrow Agent is notified by the Duke Escrow Issuer that the purchase agreement related to the Duke Midwest Assets Acquisition has been terminated or the Duke Escrow Issuer has determined that the Duke Midwest Assets Acquisition will not be consummated on or before the Duke Midwest Assets Acquisition Deadline, the Finance I Notes will be subject to a special mandatory redemption at a price equal to 100% of the issue price of the Finance I Notes, plus accrued and unpaid interest, if any, up to, but excluding, the date of redemption.  If the Escrow Conditions are not satisfied on or prior to May 11, 2015 (the “EquiPower Acquisition Deadline”) with respect to the Finance II Notes, or such earlier date as the Escrow Agent is notified by the EquiPower Escrow Issuer that the purchase agreement related to the EquiPower Acquisition has been terminated or the EquiPower Escrow Issuer has determined that the EquiPower Acquisition will not be consummated on or before the EquiPower Acquisition Deadline, the Finance II Notes will be subject to a special mandatory redemption at a price equal to 100% of the issue price of the Finance II Notes, plus accrued and unpaid interest, if any, up to, but excluding, the date of redemption.

The above description of the Escrow Agreement is qualified in its entirety by reference to the terms of that agreement attached hereto as Exhibit 10.1

Indentures

On October 27, 2014, the Escrow Issuers entered into the Indentures with the Trustee.

Before the Company’s assumption of the Escrow Issuers’ obligations under the Notes and the Indentures, the will be general obligations of the Escrow Issuers and will be secured by first-priority liens on amounts in the applicable escrow account. After the Company’s assumption of either Escrow Issuer’s obligations under the applicable Notes, the applicable Indentures and the Registration Rights Agreement, the Notes will be the Company’s general unsecured obligations and will be guaranteed by each of the Company’s current and future wholly-owned domestic subsidiaries that from time to time is a borrower or guarantor under the Company’s existing Credit Agreement, dated as of April 23, 2013, among the Company, various under parties thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent (the “Credit Agreement”) or any indebtedness that refinances the Credit Agreement (the “Guarantors”).

2019 Notes

The 2019 Notes bear interest at a rate of 6.75% per annum.  Interest is payable semiannually in arrears on May 1 and November 1 of each year, to the holders of record of 2019 Notes at the close of business on April 15 and October 15, respectively, immediately preceding such interest payment date. The first interest payment with respect to the 2019 Notes will be May 1, 2015.  The 2019 Notes will be redeemable in whole or in part, at any time on or after May 1, 2017, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the applicable 2019 Notes redeemed, to but excluding the applicable redemption date, if redeemed during the 12-month period beginning on May 1 of the years indicated below (subject to the rights of holders of the applicable 2019 Notes on the relevant record date to receive interest on the relevant interest payment date):

Year	Percentage
2017	103.375%
2018	101.688%
2019 and thereafter	100.000%

At any time prior to May 1, 2017, up to 35% of the 2019 Notes may be redeemed upon not less than 30 nor more than 60 days’ notice, at a redemption price of 106.75% of the principal amount of the 2019 Notes redeemed, plus accrued and unpaid interest, if any, to but excluding the redemption date (subject to the rights of holders of the applicable 2019 Notes on the relevant record date to receive interest due on the relevant interest payment date), with the proceeds of one or more Equity Offerings (as defined in the applicable Indenture); provided that: (1) at least 65% of the aggregate principal amount of the Finance I 2019 Notes or the Finance II 2019 Notes, as applicable, issued on the Closing Date (excluding notes held by the Duke Escrow Issuer with respect to the Finance I 2019 Notes and the EquiPower Issuer with respect to the Finance II 2019 Notes) remain outstanding immediately after the occurrence of such redemption; and (2) the redemption occurs within 90 days of the date of the closing of such Equity Offering.

2022 Notes

The 2022 Notes bear interest at a rate of 7.375% per annum.  Interest is payable semiannually in arrears on May 1 and November 1 of each year, to the holders of record of 2022 Notes at the close of business on April 15 and October 15, respectively, immediately preceding such interest payment date. The first interest payment with respect to the 2022 Notes will be May 1, 2015.  The 2022 Notes will be redeemable in whole or in part, at any time on or after November 1, 2018, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the applicable 2022 Notes redeemed, to but excluding the applicable redemption date, if redeemed during the 12-month period beginning on November 1 of the years indicated below (subject to the rights of holders of the applicable2022 Notes on the relevant record date to receive interest on the relevant interest payment date):

Year	Percentage
2018	103.688%
2019	101.844%
2020 and thereafter	100.000%

At any time prior to November 1, 2018, up to 35% of the 2022 Notes may be redeemed upon not less than 30 nor more than 60 days’ notice, at a redemption price of 107.375% of the principal amount of the 2022 Notes redeemed, plus accrued and unpaid interest, if any, to but excluding the redemption date (subject to the rights of holders of the applicable 2022 Notes on the relevant record date to receive interest due on the relevant interest payment date), with the proceeds of one or more Equity Offerings (as defined in the applicable Indenture); provided that: (1) at least 65% of the aggregate principal amount of the Finance I 2022 Notes or the Finance II 2022 Notes, as applicable, issued on the Closing Date (excluding notes held by the Duke Escrow Issuer with respect to the Finance I 2022 Notes and the EquiPower Issuer with respect to the Finance II 2022 Notes) remain outstanding immediately after the occurrence of such redemption; and (2) the redemption occurs within 90 days of the date of the closing of such Equity Offering.

2024 Notes

The 2024 Notes bear interest at a rate of 7.625% per annum.  Interest is payable semiannually in arrears on May 1 and November 1 of each year, to the holders of record of the applicable 2024 Notes at the close of business on April 15 and October 15, respectively, immediately preceding such interest payment date.  The first interest payment with respect to the 2024 Notes will be May 1, 2015.  The 2024 Notes will be redeemable in whole or in part, at any time on or after November 1, 2019, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the applicable 2024 Notes redeemed, to but excluding the applicable redemption date, if redeemed during the 12-month period beginning on November 1 of the years indicated below (subject to the rights of holders of the applicable 2024 Notes on the relevant record date to receive interest on the relevant interest payment date):

Year	Percentage
2019	103.813%
2020	102.542%
2021	101.271%
2022 and thereafter	100.000%

At any time prior to November 1, 2019, up to 35% of the 2024 Notes may be redeemed upon not less than 30 nor more than 60 days’ notice, at a redemption price of 107.625% of the principal amount of the 2024 Notes redeemed, plus accrued and unpaid interest, if any, to but excluding the redemption date (subject to the rights of holders of the applicable 2024 Notes on the relevant record date to receive interest due on the relevant interest payment date), with the proceeds of one or more Equity Offerings (as defined in the applicable Indenture); provided that: (1) at least 65% of the aggregate principal amount of the Finance I 2024 Notes or the Finance II 2024 Notes, as applicable, issued on the Closing Date (excluding notes held by the Duke Escrow Issuer with respect to the Finance I 2024 Notes and the EquiPower Issuer with respect to the Finance II 2024 Notes) remain outstanding immediately after the occurrence of such redemption; and (2) the redemption occurs within 90 days of the date of the closing of such Equity Offering.

The Escrow Issuers may also redeem the 2019 Notes, in whole or in part, at any time prior to May 1, 2017, the 2022 Notes, in whole or in part, at any time prior to November 1, 2018 and the 2024 Notes, in whole or in part, at any time prior to November 1, 2019, in each case, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the applicable Notes redeemed, plus the Applicable Premium (as defined in the applicable Indenture) as of, and accrued and unpaid interest, if any, to but excluding the redemption date, subject to the rights of holders of such Notes on the relevant record date to receive interest due on the relevant interest payment date.

The above description of the Indentures is qualified in its entirety by reference to the full text of each Indenture, copies of which are attached hereto as Exhibits 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9.

Registration Rights Agreement

On the Closing Date, in connection with the issuance and sale of the Notes, the Escrow Issuers entered into a registration rights agreement with the Representatives (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, the Escrow Issuers have agreed for the benefit of the holders of the Notes to use commercially reasonable efforts to register with the Securities and Exchange Commission (the “SEC”) a new issue of each series of Notes having substantially identical terms as the applicable Notes (except for the provisions relating to the transfer restrictions and payment of special interest) as part of an offer to exchange freely tradable exchange notes for the Notes.  Pursuant to the Registration Rights Agreement, the Escrow Issuers have agreed to use commercially reasonable efforts to cause a registration statement relating to such exchange offer to be declared effective on or prior to the later of (i) 360 days after the Closing Date and (ii) 180 days after the later of (x) the earlier of (1) the Duke Midwest Escrow Release Date and (2) the Duke Midwest Assets Acquisition Deadline and (y) the earlier of (1) the EquiPower Escrow Release Date and (2) the EquiPower Acquisition Deadline.  Further, pursuant to the Registration Rights Agreement, the Escrow Issuers have agreed to, if required under certain circumstances, file a shelf registration statement with the SEC covering resales of the applicable Notes.

If the Escrow Issuers fail to satisfy certain of their obligations under the Registration Rights Agreement (a “Registration Default”), they will be required to pay special interest on the applicable series of Notes equal to an additional 0.25% per annum of the principal amount of such Notes outstanding during the 90-day period immediately following the occurrence of such default. The amount of special interest will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until such Registration Default is cured, up to a maximum amount of special interest for all Registration Defaults of 0.50% per annum of the principal amount of the Transfer Restricted Securities (as defined in the Registration Rights Agreement) outstanding.

The above description of the Registration Rights Agreement is qualified in its entirety by reference to the terms of that agreement attached hereto as Exhibit 4.10.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference herein to this Item 2.03.

Item 7.01                   Regulation FD Disclosure.

On October 27, 2014 the Company issued a press release announcing the closing of $5.1 billion unsecured notes offerings. A copy of the press release is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K.

This announcement is not an offer to sell or a solicitation to buy the Notes. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or the availability of an applicable exemption from registration.

Pursuant to General Instruction B.2 of Form 8-K and SEC Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document
4.1	2019 Unit Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Wilmington Trust, National Association, as unit agent
4.2	2022 Unit Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Wilmington Trust, National Association, as unit agent
4.3	2024 Unit Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Wilmington Trust, National Association, as unit agent
4.4	Finance I 2019 Notes Indenture, dated October 27, 2014, among Dynegy Finance I, Inc. and Wilmington Trust, National Association, as trustee

4.5	Finance I 2022 Notes Indenture, dated October 27, 2014, among Dynegy Finance I, Inc. and Wilmington Trust, National Association, as trustee
4.6	Finance I 2024 Notes Indenture, dated October 27, 2014, among Dynegy Finance I, Inc. and Wilmington Trust, National Association, as trustee
4.7	Finance II 2019 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee
4.8	Finance II 2022 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee
4.9	Finance II 2024 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee
4.10

Registration Rights Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC as representatives of the initial purchasers identified therein

10.1

Escrow Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc., Wilmington Trust, National Association, as trustee under each of the indentures and Wilmington Trust, National Association, as escrow agent

99.1	Press release dated October 27, 2014, announcing the closing of $5.1 Billion Notes Offerings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)
Dated: October 30, 2014	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document
4.1	2019 Unit Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Wilmington Trust, National Association, as unit agent
4.2	2022 Unit Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Wilmington Trust, National Association, as unit agent
4.3	2024 Unit Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Wilmington Trust, National Association, as unit agent
4.4	Finance I 2019 Notes Indenture, dated October 27, 2014, among Dynegy Finance I, Inc. and Wilmington Trust, National Association, as trustee
4.5	Finance I 2022 Notes Indenture, dated October 27, 2014, among Dynegy Finance I, Inc. and Wilmington Trust, National Association, as trustee
4.6	Finance I 2024 Notes Indenture, dated October 27, 2014, among Dynegy Finance I, Inc. and Wilmington Trust, National Association, as trustee
4.7	Finance II 2019 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee
4.8	Finance II 2022 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee
4.9	Finance II 2024 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee
4.10

Registration Rights Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC as representatives of the initial purchasers identified therein

10.1

Escrow Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc., Wilmington Trust, National Association, as trustee under each of the indentures and Wilmington Trust, National Association, as escrow agent

99.1	Press release dated October 27, 2014, announcing the closing of $5.1 Billion Notes Offerings